EXHIBIT 99.2

DTE Energy®

2Q 2014

Supplemental Financial Information

DTE Energy Debt/Equity Calculation
As of June 30, 2014
($ millions)

Short-term borrowings	$511
Current portion of long-term debt, including capital leases	229
Mortgage bonds, notes and other	7,329
Capital lease obligations	4
Other adjustments	256
less Securitization bonds, including current portion	(201)
50% Junior Subordinated Debentures	240
Total debt	8,368

50% Junior Subordinated Debentures	240
Common equity	8,026
Total adjusted equity	8,266

Total capitalization	$16,634

Debt	50.3%
Adjusted equity	49.7%

Total	100%

Sales Analysis - Q2 2014

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	Q2 2014	Q2 2013	% Change		Q2 2014	Q2 2013	% Change
Residential	3,452	3,345	3%	Residential	$504,164	$532,433	(5)%
Commercial	4,168	4,158	—%	Commercial	441,828	477,319	(7)%
Industrial	2,554	2,675	(5)%	Industrial	192,527	210,984	(9)%
Other	171	216	(21)%	Other	22,896	26,870	(15)%
	10,345	10,394	0%		$1,161,415	$1,247,606	(7)%
Choice	1,237	1,287	(4)%	Choice	23,079	24,222	(5)%
TOTAL SALES	11,582	11,681	(1)%	TOTAL BILLINGS	$1,184,494	$1,271,828	(7)%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	Q2 2014	Q2 2013	% Change		Q2 2014	Q2 2013	% Change
Residential	13,588	14,192	(4)%	Residential	$127,152	$137,548	(8)%
Commercial	3,199	3,024	6%	Commercial	28,046	28,406	(1)%
Industrial	145	85	71%	Industrial	1,028	637	61%
	16,932	17,301	(2)%		$156,226	$166,591	(6)%
End User Transportation*	31,523	32,043	(2)%	End User Transportation*	43,495	44,637	(3)%
TOTAL SALES	48,455	49,344	(2)%	TOTAL BILLINGS	$199,721	$211,228	(5)%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	Q2 2014	Q2 2013	% Change		Q2 2014	Q2 2013	% Change
Actuals**	240	205	17%	Actuals	780	818	(5)%
Normal	215	215	—%	Normal	774	757	2%
Deviation from normal	12%	(5)%		Deviation from normal	1%	8%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	Q2 2014	Q2 2013
DTE Electric	$3	$(2)
DTE Gas	1	4

**2013 CDDs adjusted/normalized to reflect actual customer response to weather; AMI usage data demonstrates non-linear response to weather variation

Sales Analysis - YTD June 30, 2014

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	YTD 2014	YTD 2013	% Change		YTD 2014	YTD 2013	% Change
Residential	7,430	7,199	3%	Residential	$1,078,837	$1,111,169	(3)%
Commercial	8,216	8,081	2%	Commercial	865,403	918,748	(6)%
Industrial	5,055	5,111	(1)%	Industrial	391,554	397,238	(1)%
Other	376	468	(20)%	Other	45,756	53,334	(14)%
	21,077	20,859	1%		$2,381,550	$2,480,489	(4)%
Choice	2,504	2,547	(2)%	Choice	46,498	47,242	(2)%
TOTAL SALES	23,581	23,406	1%	TOTAL BILLINGS	$2,428,048	$2,527,731	(4)%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	YTD 2014	YTD 2013	% Change		YTD 2014	YTD 2013	% Change
Residential	69,017	59,749	16%	Residential	$565,162	$507,531	11%
Commercial	16,450	13,683	20%	Commercial	130,747	113,142	16%
Industrial	620	302	105%	Industrial	7,089	2,274	212%
	86,087	73,734	17%		$702,998	$622,947	13%
End User Transportation*	93,986	87,607	7%	End User Transportation*	140,156	129,798	8%
TOTAL SALES	180,073	161,341	12%	TOTAL BILLINGS	$843,154	$752,745	12%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	YTD 2014	YTD 2013	% Change		YTD 2014	YTD 2013	% Change
Actuals	240	205	17%	Actuals	4,757	4,046	18%
Normal	215	215	—%	Normal	3,949	3,898	1%
Deviation from normal	12%	(5)%		Deviation from normal	20%	4%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	YTD 2014	YTD 2013
DTE Electric	$16	$(2)
DTE Gas	32	7

**2013 CDDs adjusted/normalized to reflect actual customer response to weather; AMI usage data demonstrates non-linear response to weather variation

DTE Electric Temperature Normal Sales Analysis - YTD June 30, 2014

Temperature Normal Electric Sales - DTE Electric Service Area (GWh)

	YTD 2014	YTD 2013	% Change
Residential	7,176	7,224	(1)%
Commercial	8,133	8,091	1%
Industrial	5,053	5,111	(1)%
Other	377	469	(20)%
	20,739	20,895	(1)%
Choice	2,489	2,547	(2)%
TOTAL SALES	23,228	23,442	(1)%

Temperature Normal Electric Sales - DTE Electric Service Area (Includes Electric Choice) (GWh)

	YTD 2014	YTD 2013	% Change
Residential	7,176	7,224	(1)%
Commercial	9,618	9,576	—%
Industrial	6,057	6,173	(2)%
Other	377	469	(20)%
TOTAL SALES	23,228	23,442	(1)%